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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported): April 25, 2000
                                                 -------------------



                         Career Education Corporation
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                  0-23245             36-3932190
----------------------------     ------------     -------------------
(State or Other Jurisdiction     (Commission         (IRS Employer
     of incorporation)           File Number)     Identification No.)

    2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL        60195
   --------------------------------------------------------      ----------
          (Address of Principal Executive Offices)               (Zip Code)


    Registrant's telephone number, including area code (847) 781-3600
                                                       --------------
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Item 5.   Other Events.

On April 25, 2000, the Registrant issued the press release attached as Exhibit
99.1. The information contained in this press release is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1  News Release of Registrant dated April 25, 2000.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CAREER EDUCATION CORPORATION

                              By:   /s/ John M. Larson
                                 ----------------------------------------------
                                    John M. Larson
                                    Chairman of the Board, President and Chief
                                    Executive Officer



Dated: April 25, 2000

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